GLOBAL REAL ESTATE INVESTMENTS FUND
FIRST AMENDMENT TO THE
CUSTODY AGREEMENT

                 THIS FIRST AMENDMENT, dated as of the 16th day of August, 2010, to the Custody Agreement dated as of October 7, 2009 (the "Custody Agreement"), is entered into by and between GLOBAL REAL ESTATE INVESTMENTS FUND, a Delaware statutory trust, (the “Trust”) and U.S. BANK NATIONAL ASSOCIATION (the "Custodian").

RECITALS

WHEREAS, the parties have entered into the Custody Agreement; and

WHEREAS, the parties desire to amend the length of the Custody Agreement and the fees; and

WHEREAS, Article XIV, Section 15.02 of the Custody Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees.

NOW, THEREFORE, the parties agree as follows:

Section 13.01 is hereby superseded and replaced with the following:

13.01 Effective Period - This Agreement shall become effective as of July 1, 2010 and will continue in effect for a period of three (3) years.

Exhibit D is superseded and replaced with Amended Exhibit D attached hereto.

Except to the extent amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

GLOBAL REAL ESTATE INVESTMENTS FUND	U.S. BANK NATIONAL ASSOCIATION

By: /s/ Randy S. Lewis	By: /s/ Michael R. McVoy

Printed Name: Randy Lewis	Printed Name: Michael R. McVoy

Title: Sec. / Treasurer	Title: Vice President

Amended Exhibit D
to the
 Custody Agreement – Global Real Estate Investments Trust

CLOSED-END FUND CUSTODY SERVICES – Annual Fee Schedule at July, 2010

NOTE: All schedules subject to change depending upon the use of derivatives – options, futures, short sales, etc.  Conversion, multiple classes, master/feeder and multiple manager funds, and extraordinary services quoted separately.

Chief Compliance Officer Support Fee*

▪	$____ /service per year

Custody Annual Fee Based Upon Market Value Per Fund*
Basis points on average daily market value - Waived
Minimum annual fee per fund - Waived
Plus portfolio transaction fees

Custody Portfolio Transaction Fees

$____ per book entry DTC transaction/Federal Reserve transaction/principal paydown
$____ per short sale
$____ per U.S. Bank repurchase agreement transaction
$____ per option/future contract written, exercised or expired
$____ per mutual fund trade/Fed wire/margin variation Fed wire
$____ per physical transaction
$____ per disbursement (waived if U.S. Bancorp is Administrator)
$____ per segregated account per year

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender, or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus ____.

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, extraordinary expenses based upon complexity, and all other out-of-pocket expenses.  Out of pocket expenses invoiced to the Fund shall be the same as USBFS’ cost.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Amended Exhibit D (continued) to the Custody Agreement – Global Real Estate Investments Fund

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at July, 2010
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	____	$____	Latvia	Bonds	____	$____
Australia	All	____	$____	Lebanon	All	____	$____
Austria	All	____	$____	Lithuania	All	____	$____
Bahrain	All	____	$____	Luxembourg	All	____	$____
Bangladesh	All	____	$____	Malaysia	All	____	$____
Belgium	All	____	$____	Mali*	All	____	$____
Benin*	All	____	$____	Malta	All	____	$____
Bermuda	All	____	$____	Mauritius	All	____	$____
Botswana	All	____	$____	Mexico	All	____	$____
Brazil	All	____	$____	Morocco	All	____	$____
Bulgaria	All	____	$____	Namibia	All	____	$____
Burkina Faso*	All	____	$____	Netherlands	All	____	$____
Canada	All	____	$____	New Zealand	All	____	$____
Cayman Islands*	All	____	$____	Niger*	All	____	$____
Channel Islands*	All	____	$____	Nigeria	All	____	$____
Chile	All	____	$____	Norway	All	____	$____
China“A” Shares	All	____	$____	Oman	All	____	$____
China“B” Shares	All	____	$____	Pakistan	All	____	$____
Columbia	All	____	$____	Peru	All	____	$____
Costa Rica	All	____	$____	Philippines	All	____	$____
Croatia	All	____	$____	Poland	All	____	$____
Cyprus*	All	____	$____	Portugal	All	____	$____
Czech Republic	All	____	$____	Qatar	All	____	$____
Denmark	All	____	$____	Romania	All	____	$____
Ecuador	All	____	$____	Russia	Equities/Bonds	____	$____
Egypt	All	____	$____	Russia	MINFIN	____	$____
Estonia	All	____	$____	Senegal*	All	____	$____
Euromarkets(3)	All	____	$____	Singapore	All	____	$____
Finland	All	____	$____	Slovak Republic	All	____	$____
France	All	____	$____	Slovenia	All	____	$____
Germany	All	____	$____	South Africa	All	____	$____
Ghana	All	____	$____	South Korea	All	____	$____
Greece	All	____	$____	Spain	All	____	$____
Guinea Bissau*	All	____	$____	Sri Lanka	All	____	$____
Hong Kong	All	____	$____	Swaziland	All	____	$____
Hungary	All	____	$____	Sweden	All	____	$____
Iceland	All	____	$____	Switzerland	All	____	$____
India	All	____	$____	Taiwan	All	____	$____
Indonesia	All	____	$____	Thailand	All	____	$____
Ireland	Equities	____	$____	Togo*	All	____	$____
Ireland	Gov’t Bonds	____	$____	Trinidad & Tobago*	All	____	$____
Israel	All	____	$____	Tunisia	All	____	$____
Italy	All	____	$____	Turkey	All	____	$____
Ivory Coast	All	____	$____	UAE	All	____	$____
Jamaica*	All	____	$____	United Kingdom	All	____	$____
Japan	All	____	$____	Ukraine	All	____	$____
Jordan	All	____	$____	Uruguay	All	____	$____
Kazakhstan	All	____	$____	Venezuela	All	____	$____
Kenya	All	____	$____	Vietnam*	All	____	$____
Latvia	Equities	____	$____	Zambia	All	____	$____
* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Base Fee - A monthly base charge of $____ per account (fund) will apply.

▪	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent (.01%) and is calculated based upon month-end market value, unless stated otherwise.
▪	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing – fees waived.

For non-US resident clients investing in the U.S. market: Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: For the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions:
▪	Currency Trade - $____ per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $____.

Standard Non-U.S. Proxy Services Fees:
▪	Notification $____
▪	Vote $____
▪	Relationship Set Up Fee $____

Tax Reclamation Services: May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $____ per claim.

Communication Fees:
▪	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
−	Cash Reporting
•	MT900 – Cash Debit Advice$____ each
•	MT910 – Cash Credit Advice$____ each
•	MT940 – Detail Cash Statement$____ per message
•	MT950 – Cash Statement$____ per message
−	Securities Position Reporting
●	MT535 – Statement of Holdings$____ per message
       (One MT535 will be issued per account per month free of charge)
●	MT536 – Statement of Transactions$____ per message
●	MT537 – Statement of Pendings$____ per message
−	Confirmations
•	MT544 – Receive Free Confirm$____ per message
•	MT545 – Receive Against Payment Confirm$____ per message
•	MT546 – Deliver Free Confirm$____ per message
•	MT547 – Deliver Against Payment Confirm$____ per message
−	Facsimile Reporting Fees
•	Corporate Actions Notifications$____ per notification
•	Cash and Securities Reports$____ per page

Out of Pocket Expenses
▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

Amended Exhibit D to the Custody Agreement

Global Real Estate Investments Fund

CLOSED-END FUND CUSTODY SERVICES – Annual Fee Schedule at July, 2010

NOTE: All schedules subject to change depending upon the use of derivatives – options, futures, short sales, etc.  Conversion, multiple classes, master/feeder and multiple manager funds, and extraordinary services quoted separately.

Chief Compliance Officer Support Fee*

▪	$____ /service per year

Custody Annual Fee Based Upon Market Value Per Fund*
____ basis point on average daily market value
Minimum annual fee per fund - $____
Plus portfolio transaction fees

Custody Portfolio Transaction Fees

$____ per book entry DTC transaction/Federal Reserve transaction/principal paydown
$____ per short sale
$____ per U.S. Bank repurchase agreement transaction
$____ per option/future contract written, exercised or expired
$____ per mutual fund trade/Fed wire/margin variation Fed wire
$____ per physical transaction
$____ per disbursement (waived if U.S. Bancorp is Administrator)
$____ per segregated account per year

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender, or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus ____.

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, extraordinary expenses based upon complexity, and all other out-of-pocket expenses.  Out of pocket expenses invoiced to the Fund shall be the same as USBFS’ cost.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Amended Exhibit D to the Custody Agreement – Global Real Estate Investments Fund

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at January, 2011
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	____	$____	Latvia	Bonds	____	$____
Australia	All	____	$____	Lebanon	All	____	$____
Austria	All	____	$____	Lithuania	All	____	$____
Bahrain	All	____	$____	Luxembourg	All	____	$____
Bangladesh	All	____	$____	Malaysia	All	____	$____
Belgium	All	____	$____	Mali*	All	____	$____
Benin*	All	____	$____	Malta	All	____	$____
Bermuda	All	____	$____	Mauritius	All	____	$____
Botswana	All	____	$____	Mexico	All	____	$____
Brazil	All	____	$____	Morocco	All	____	$____
Bulgaria	All	____	$____	Namibia	All	____	$____
Burkina Faso*	All	____	$____	Netherlands	All	____	$____
Canada	All	____	$____	New Zealand	All	____	$____
Cayman Islands*	All	____	$____	Niger*	All	____	$____
Channel Islands*	All	____	$____	Nigeria	All	____	$____
Chile	All	____	$____	Norway	All	____	$____
China“A” Shares	All	____	$____	Oman	All	____	$____
China“B” Shares	All	____	$____	Pakistan	All	____	$____
Columbia	All	____	$____	Peru	All	____	$____
Costa Rica	All	____	$____	Philippines	All	____	$____
Croatia	All	____	$____	Poland	All	____	$____
Cyprus*	All	____	$____	Portugal	All	____	$____
Czech Republic	All	____	$____	Qatar	All	____	$____
Denmark	All	____	$____	Romania	All	____	$____
Ecuador	All	____	$____	Russia	Equities/Bonds	____	$____
Egypt	All	____	$____	Russia	MINFIN	____	$____
Estonia	All	____	$____	Senegal*	All	____	$____
Euromarkets(3)	All	____	$____	Singapore	All	____	$____
Finland	All	____	$____	Slovak Republic	All	____	$____
France	All	____	$____	Slovenia	All	____	$____
Germany	All	____	$____	South Africa	All	____	$____
Ghana	All	____	$____	South Korea	All	____	$____
Greece	All	____	$____	Spain	All	____	$____
Guinea Bissau*	All	____	$____	Sri Lanka	All	____	$____
Hong Kong	All	____	$____	Swaziland	All	____	$____
Hungary	All	____	$____	Sweden	All	____	$____
Iceland	All	____	$____	Switzerland	All	____	$____
India	All	____	$____	Taiwan	All	____	$____
Indonesia	All	____	$____	Thailand	All	____	$____
Ireland	Equities	____	$____	Togo*	All	____	$____
Ireland	Gov’t Bonds	____	$____	Trinidad & Tobago*	All	____	$____
Israel	All	____	$____	Tunisia	All	____	$____
Italy	All	____	$____	Turkey	All	____	$____
Ivory Coast	All	____	$____	UAE	All	____	$____
Jamaica*	All	____	$____	United Kingdom	All	____	$____
Japan	All	____	$____	Ukraine	All	____	$____
Jordan	All	____	$____	Uruguay	All	____	$____
Kazakhstan	All	____	$____	Venezuela	All	____	$____
Kenya	All	____	$____	Vietnam*	All	____	$____
Latvia	Equities	____	$____	Zambia	All	____	$____
* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Base Fee - A monthly base charge of $____ per account (fund) will apply.
▪	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent (.01%) and is calculated based upon month-end market value, unless stated otherwise.

▪	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing – fees waived.

For non-US resident clients investing in the U.S. market: Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: For the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions:
▪	Currency Trade - $____ per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $____.

Standard Non-U.S. Proxy Services Fees:
▪	Notification $____
▪	Vote $____
▪	Relationship Set Up Fee $____

Tax Reclamation Services: May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $____ per claim.

Communication Fees:
▪	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
−	Cash Reporting
•	MT900 – Cash Debit Advice$____ each
•	MT910 – Cash Credit Advice$____ each
•	MT940 – Detail Cash Statement$____ per message
•	MT950 – Cash Statement$____ per message
−	Securities Position Reporting
●	MT535 – Statement of Holdings$____ per message
       (One MT535 will be issued per account per month free of charge)
●	MT536 – Statement of Transactions$____ per message
●	MT537 – Statement of Pendings$____ per message
−	Confirmations
•	MT544 – Receive Free Confirm$____ per message
•	MT545 – Receive Against Payment Confirm$____ per message
•	MT546 – Deliver Free Confirm$____ per message
•	MT547 – Deliver Against Payment Confirm$____ per message
−	Facsimile Reporting Fees
•	Corporate Actions Notifications$____ per notification
•	Cash and Securities Reports$____ per page

Out of Pocket Expenses
▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

Amended Exhibit D to the Custody Agreement – Global Real Estate Investments Fund

CLOSED-END FUND CUSTODY SERVICES – Annual Fee Schedule at July, 2010

NOTE: All schedules subject to change depending upon the use of derivatives – options, futures, short sales, etc.  Conversion, multiple classes, master/feeder and multiple manager funds, and extraordinary services quoted separately.

Chief Compliance Officer Support Fee*

▪	$____ /service per year

Custody Annual Fee Based Upon Market Value Per Fund*
____ basis point on average daily market value
Minimum annual fee per fund - $____
Plus portfolio transaction fees

Custody Portfolio Transaction Fees

$____ per book entry DTC transaction/Federal Reserve transaction/principal paydown
$____ per short sale
$____ per U.S. Bank repurchase agreement transaction
$____ per option/future contract written, exercised or expired
$____ per mutual fund trade/Fed wire/margin variation Fed wire
$____ per physical transaction
$____ per disbursement (waived if U.S. Bancorp is Administrator)
$____ per segregated account per year

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender, or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus ____.

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, extraordinary expenses based upon complexity, and all other out-of-pocket expenses.  Out of pocket expenses invoiced to the Fund shall be the same as USBFS’ cost.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Amended Exhibit D to the Custody Agreement – Global Real Estate Investments Fund

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at January, 2012
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	____	$____	Latvia	Bonds	____	$____
Australia	All	____	$____	Lebanon	All	____	$____
Austria	All	____	$____	Lithuania	All	____	$____
Bahrain	All	____	$____	Luxembourg	All	____	$____
Bangladesh	All	____	$____	Malaysia	All	____	$____
Belgium	All	____	$____	Mali*	All	____	$____
Benin*	All	____	$____	Malta	All	____	$____
Bermuda	All	____	$____	Mauritius	All	____	$____
Botswana	All	____	$____	Mexico	All	____	$____
Brazil	All	____	$____	Morocco	All	____	$____
Bulgaria	All	____	$____	Namibia	All	____	$____
Burkina Faso*	All	____	$____	Netherlands	All	____	$____
Canada	All	____	$____	New Zealand	All	____	$____
Cayman Islands*	All	____	$____	Niger*	All	____	$____
Channel Islands*	All	____	$____	Nigeria	All	____	$____
Chile	All	____	$____	Norway	All	____	$____
China“A” Shares	All	____	$____	Oman	All	____	$____
China“B” Shares	All	____	$____	Pakistan	All	____	$____
Columbia	All	____	$____	Peru	All	____	$____
Costa Rica	All	____	$____	Philippines	All	____	$____
Croatia	All	____	$____	Poland	All	____	$____
Cyprus*	All	____	$____	Portugal	All	____	$____
Czech Republic	All	____	$____	Qatar	All	____	$____
Denmark	All	____	$____	Romania	All	____	$____
Ecuador	All	____	$____	Russia	Equities/Bonds	____	$____
Egypt	All	____	$____	Russia	MINFIN	____	$____
Estonia	All	____	$____	Senegal*	All	____	$____
Euromarkets(3)	All	____	$____	Singapore	All	____	$____
Finland	All	____	$____	Slovak Republic	All	____	$____
France	All	____	$____	Slovenia	All	____	$____
Germany	All	____	$____	South Africa	All	____	$____
Ghana	All	____	$____	South Korea	All	____	$____
Greece	All	____	$____	Spain	All	____	$____
Guinea Bissau*	All	____	$____	Sri Lanka	All	____	$____
Hong Kong	All	____	$____	Swaziland	All	____	$____
Hungary	All	____	$____	Sweden	All	____	$____
Iceland	All	____	$____	Switzerland	All	____	$____
India	All	____	$____	Taiwan	All	____	$____
Indonesia	All	____	$____	Thailand	All	____	$____
Ireland	Equities	____	$____	Togo*	All	____	$____
Ireland	Gov’t Bonds	____	$____	Trinidad & Tobago*	All	____	$____
Israel	All	____	$____	Tunisia	All	____	$____
Italy	All	____	$____	Turkey	All	____	$____
Ivory Coast	All	____	$____	UAE	All	____	$____
Jamaica*	All	____	$____	United Kingdom	All	____	$____
Japan	All	____	$____	Ukraine	All	____	$____
Jordan	All	____	$____	Uruguay	All	____	$____
Kazakhstan	All	____	$____	Venezuela	All	____	$____
Kenya	All	____	$____	Vietnam*	All	____	$____
Latvia	Equities	____	$____	Zambia	All	____	$____
* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Base Fee - A monthly base charge of $____ per account (fund) will apply.
▪	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent (.01%) and is calculated based upon month-end market value, unless stated otherwise.

▪	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing – fees waived.

For non-US resident clients investing in the U.S. market: Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: For the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions:
▪	Currency Trade - $____ per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $____.

Standard Non-U.S. Proxy Services Fees:
▪	Notification $____
▪	Vote $____
▪	Relationship Set Up Fee $____

Tax Reclamation Services: May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $____ per claim.

Communication Fees:
▪	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
−	Cash Reporting
•	MT900 – Cash Debit Advice$____ each
•	MT910 – Cash Credit Advice$____ each
•	MT940 – Detail Cash Statement$____ per message
•	MT950 – Cash Statement$____ per message
−	Securities Position Reporting
●	MT535 – Statement of Holdings$____ per message
       (One MT535 will be issued per account per month free of charge)
●	MT536 – Statement of Transactions$____ per message
●	MT537 – Statement of Pendings$____ per message
−	Confirmations
•	MT544 – Receive Free Confirm$____ per message
•	MT545 – Receive Against Payment Confirm$____ per message
•	MT546 – Deliver Free Confirm$____ per message
•	MT547 – Deliver Against Payment Confirm$____ per message
−	Facsimile Reporting Fees
•	Corporate Actions Notifications$____ per notification
•	Cash and Securities Reports$____ per page

Out of Pocket Expenses
▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

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A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.